UNITED STATES
                         SECURITIES EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 15, 2005

                              PHARMAFRONTIERS CORP.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Texas                  000-25513                  760333165
--------------------------   ------------------    -----------------------------
        (State of             (Commission File            (IRS Employer
      organization)                Number)              Identification No.)

2408 Timberloch Place
Suite B-7
The Woodlands, Texas                                                77380
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(Address of principal executive offices)                          (Zip Code)

Registrant's Telephone Number, including area code: (281) 272-9331

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      On February 15, 2005, PharmaFrontiers Corp. (the "Company") announced the resignation of Jeffrey Adduci as a director of the Board of Directors ("Board") for personal reasons, effective immediately. Mr. Adduci served on the Board since March 2004. Mr. Adduci also resigned his position as a member of the compensation committee. Mr. Adduci had no disputes or differences in opinion on any matter relating to the Company's operations, policies or practices.

Item 9.01. Financial Statements and Exhibit

      (c) Exhibits

The following is to be filed as part of this 8-K:

     EXHIBIT NO.        IDENTIFICATION OF EXHIBIT
     ----------         -------------------------

      99.1              Exhibit "A" - Resignation of Jeffrey Adduci dated
                        February 15, 2005


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   PHARMAFRONTIERS CORP.


                                   By: /s/ David B. McWilliams
                                   ---------------------------
                                   David B. McWilliams, Chief Executive Officer


DATE: February 18, 2005

                                  EXHIBIT INDEX

Exhibit No.  Description
-----------  -----------
99.1         Exhibit "A" - Resignation of Jeffrey Adduci dated February 15, 2005